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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) . . . . . . . January 14, 1996

                                GIANT GROUP, LTD.
             (Exact name of registrant as specified in its charter)

          DELAWARE                     1-4323                  23-0622690
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
     of incorporation)                                    Identification Number)

                              150 El Camino Drive,
                                    Suite 303
                         Beverly Hills, California 90212
                    ----------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code . . . . . . (310) 273-5678



                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On January 14, 1996, the Board of Directors of GIANT GROUP, LTD. (the "Registrant") adopted certain amendments to the Registrant's bylaws, a copy of which amendment is attached hereto as Exhibit 1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The following document is filed as an exhibit to this Form 8-K and is incorporated herein by reference:

         Exhibit No.                Description
         -----------                -----------
            1                       Amendment to bylaws of the Registrant







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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 16, 1996                   GIANT GROUP, LTD., a Delaware
                                           corporation


                                           by:      CATHY WOOD
                                               -----------------------------
                                                    Cathy Wood
                                                    Chief Financial Officer